                                                                       EX-10.(a)

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                                  EDNET, INC.,

                             A COLORADO CORPORATION

                                 EDN SUB, INC.,

                            A CALIFORNIA CORPORATION

                                       AND

                     INTERNET WORLDWIDE BUSINESS SOLUTIONS,

                            A CALIFORNIA CORPORATION

                           DATED AS OF JUNE 24, 1996


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                                TABLE OF CONTENTS

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ARTICLE I

         THE MERGER...................................................................................................2
         1.1      The Merger..........................................................................................2
         1.2      Effective Time......................................................................................2
         1.3      Effect of the Merger................................................................................2
         1.4      Articles of Incorporation; Bylaws...................................................................2
         1.5      Directors and Officers..............................................................................2
         1.6      Merger Consideration; Effect on Capital Stock.......................................................3
         1.7      Surrender of Certificates; Payment of Merger Consideration..........................................4
         1.8      No Further Ownership Rights in Company Common Stock.................................................4
         1.9      Lost, Stolen or Destroyed Certificates..............................................................5
         1.10     Tax Consequences....................................................................................5
         1.11     Taking of Necessary Action; Further Action..........................................................5

ARTICLE II

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................................................5
         2.1      Organization........................................................................................5
         2.2      Authorized Capitalization...........................................................................5
         2.3      Authority...........................................................................................6
         2.4      Company Financial Statements........................................................................6
         2.5      No Undisclosed Liabilities..........................................................................6
         2.6      Taxes...............................................................................................6
         2.7      Properties..........................................................................................6
         2.8      Books and Records...................................................................................6
         2.9      Insurance...........................................................................................7
         2.10     Transactions with Certain Persons...................................................................7
         2.11     Material Contracts..................................................................................7
         2.12     Employment Matters..................................................................................7
         2.13     Authorizations......................................................................................7
         2.14     No Powers of Attorney...............................................................................8
         2.15     Compliance with Laws................................................................................8
         2.16     Compliance with Environmental Laws..................................................................8
         2.17     No Litigation.......................................................................................8
         2.18     Validity............................................................................................8
         2.19     No Adverse Changes..................................................................................8
         2.20     Fees................................................................................................8
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                                TABLE OF CONTENTS

                                   (CONTINUED)

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         2.21     Full Disclosure.....................................................................................8

ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB......................................................9
         3.1      Organization, Standing and Power....................................................................9
         3.2      Authority...........................................................................................9
         3.3      Cash Consideration..................................................................................9
         3.4      Parent Financial Statements.........................................................................9
         3.5      Parent Common Stock.................................................................................9
         3.6      Continuity of Business Enterprise..................................................................10
         3.7      Authorized Capitalization..........................................................................10
         3.8      Full Disclosure....................................................................................10

ARTICLE IV

         CONDUCT PRIOR TO THE EFFECTIVE TIME.........................................................................10
         4.1      Conduct of Business of the Company.................................................................10
         4.2      No Solicitation....................................................................................12

ARTICLE V

         ADDITIONAL AGREEMENTS.......................................................................................13
         5.1      Access to Information..............................................................................13
         5.2      Confidentiality....................................................................................13
         5.3      Expenses...........................................................................................13
         5.4      Public Disclosure..................................................................................13
         5.5      Consents...........................................................................................13
         5.6      Legal Requirements.................................................................................14
         5.7      Notification of Certain Matters....................................................................14
         5.8      Additional Documents and Further Assurances........................................................14
         5.9      Certain Benefit Plans..............................................................................14
         5.10     Blue Sky Laws......................................................................................14
         5.11     Employment Agreements..............................................................................14
         5.12     Earn-Out Plan......................................................................................14
         5.13     Parent Stock Options...............................................................................15
         5.14     Board of Directors of Parent.......................................................................15
         5.15     Restrictions on Sale...............................................................................15
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                                TABLE OF CONTENTS

                                   (CONTINUED)

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ARTICLE VI

         CONDITIONS TO THE MERGER....................................................................................15
         6.1      Conditions to Obligations of Each Party to Effect the Merger.......................................15
         6.2      Additional Conditions to Obligations of Company....................................................15
         6.3      Additional Conditions to the Obligations of Parent and Merger Sub..................................16

ARTICLE VII

         TERMINATION, AMENDMENT AND WAIVER...........................................................................17
         7.1      Termination........................................................................................17
         7.2      Effect of Termination..............................................................................18
         7.3      Amendment..........................................................................................18
         7.4      Extension; Waiver..................................................................................18
         7.5      Notice of Termination..............................................................................18

ARTICLE III

         GENERAL PROVISIONS..........................................................................................18
         8.1      Notices............................................................................................18
         8.2      Interpretation.....................................................................................19
         8.3      Counterparts.......................................................................................19
         8.4      Entire Agreement; Assignment.......................................................................20
         8.5      Severability.......................................................................................20
         8.6      Other Remedies.....................................................................................20
         8.7      Governing Law......................................................................................20
         8.8      Rules of Construction..............................................................................20
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


                                INDEX OF EXHIBITS

Exhibit                    Description

Exhibit A                  Form of First Note

Exhibit B                  Form of Second Note

Exhibit C                  Earn-Out Plan

Exhibit D                  Company Schedule of Exceptions

Exhibit E                  Parent and Merger Sub Schedule of Exceptions

Exhibit F-1                Form of Employment Agreement (Stout)

Exhibit F-2                Form of Employment Agreement (Schmitz)

Exhibit G                  Schedule of Employee Stock Options

Exhibit H                  Continuity of Interest Certificate

Exhibit I-1                Ownership Certificate (Stout)

Exhibit I-2                Ownership Certificate (Schmitz)

                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of June 24, 1996 by and among EDNET, INC., a Colorado corporation ("Parent"), EDN SUB, INC., a California corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and INTERNET WORLDWIDE BUSINESS SOLUTIONS, a California corporation d.b.a. Internet Business Solutions (the "Company").

                                    RECITALS

         A. The Boards of Directors of each of the Company, Parent and Merger Sub believe it is in the best interests of each company and their respective stockholders that Parent acquire the Company through the statutory merger of the Company with and into Merger Sub (the "Merger") and, in furtherance thereof, have approved the Merger.

         B. All of the stockholders of the Company and Merger Sub believe that the Merger is in the best interests of each company and their respective stockholders and, in furtherance thereof, have approved the Merger.

         C. Pursuant to the Merger, among other things, all of the issued and outstanding shares of common stock, no par value, of the Company (the "Company Common Stock") shall be converted into a promissory note from Parent, shares of common stock of Parent (the "Parent Common Stock") and a Plan to issue additional shares of Parent Common Stock in the event certain milestones are met, all in accordance with the terms and subject to the conditions set forth in this Agreement.

         D. The Company, Parent and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

         E. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

         1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the California Corporations Code and the Colorado Corporations Code, the Company shall be merged with and into Merger Sub, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. Merger Sub as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 7.1, the closing of the Merger (the "Closing") will take place at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at such time and date as Parent and the Company may mutually select. The date upon which the Closing actually occurs is herein referred to as the "Closing Date." On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger (or like instrument) with the Secretary of State of the State of California (the "Certificate of Merger"), in accordance with the relevant provisions of applicable law (the time of acceptance by the Secretary of State of California of such filing being referred to herein as the "Effective Time").

         1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of California law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of the Company and Merger Sub shall become the debts, liabilities, obligations and duties of the Surviving Corporation.

         1.4 Articles of Incorporation; Bylaws.

                  (a) Unless otherwise determined by Parent prior to the Effective Time, at the Effective Time, the Articles of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

                  (b) The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

         1.5 Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Bylaws of the Surviving Corporation.

         1.6 Merger Consideration; Effect on Capital Stock. The consideration to be paid by Parent in exchange for the acquisition of all outstanding Company Common Stock shall be (i) secured promissory notes payable for an aggregate principal amount of $250,000 in the form of Exhibit A hereto (the "First Notes"), (ii) promissory notes payable for an aggregate principal amount of $250,000 in the form of Exhibit B hereto (the "Second Notes"), (iii) 311,284 shares of Parent Common Stock, and (iv) the contractual obligation to issue up to 500,000 additional shares of Parent Common Stock in the event that certain milestones are reached as evidenced by the Earn-Out Plan attached hereto as Exhibit C.

                  (a) Payment of Merger Consideration. Subject to the terms and conditions of this Agreement, as of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any shares of Company Common Stock, each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time will be canceled and extinguished at the Effective Time and will be converted at such time into the right to receive, upon surrender of the certificate representing such share of Company Common Stock in the manner provided in Section 1.8, a First Note, a Second Note, a number of shares of Parent Common Stock, a right to receive shares of Parent Common Stock pursuant to the terms of the Earn-Out Plan such amount of notes, stock and rights to receive stock (collectively, the "Merger Consideration") on the terms and conditions set forth in this Agreement as follows:

                           (A) Stock. Each share of Company Common Stock shall
be entitled to receive a number of shares of Parent Common Stock equal to the quotient of (i) 311,284, divided by (ii) the number of shares of Company Common Stock outstanding as of the Closing, provided that no fractional shares of Parent Common Stock shall be issued, and in lieu thereof, any fractional shares issuable to any holder after aggregating all shares of Company Common Stock owned by such holder shall be rounded up to a whole share;

                           (B) Notes. In addition, each holder of Company Common
Stock shall be entitled to receive a First Note and a Second Note each in the principal amount of $250,000 multiplied by the quotient of (i) the number of shares of Company Common Stock owned by the holder, divided by (ii) the total outstanding shares of Company Common Stock; and

                           (C) Earn-Out Plan. In addition, each holder of
Company Common Stock shall be entitled to receive additional Parent Common Stock pursuant to the Earn Out Plan in the form of Exhibit C.

                    (b) Cancellation of Parent-Owned and Company-Owned Stock. Each share of Company Common Stock owned by Merger Sub, Parent, the Company or any direct or indirect wholly owned subsidiary of Parent or of the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.


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



                  (c) Capital Stock of Merger Sub. Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, following the Effective Time, represent one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation. Following the Effective Time, all of such shares of capital stock of the Surviving Corporation shall be held by the former shareholders of the Company as security for Parent's debts owed under the First Notes.

         1.7 Surrender of Certificates; Payment of Merger Consideration.

                  (a) Exchange Agent. Prior to the Effective Time, Parent and the Company shall designate a mutually acceptable third party to act as exchange agent (the "Exchange Agent") in the Merger.

                  (b) Parent to Provide Common Stock. Promptly after the Effective Time, Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, the aggregate Merger Consideration payable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock.

                  (c) Exchange Procedures. Promptly after the Effective Time, the Parent shall deliver the Merger consideration in exchange for certificates representing all outstanding shares of Company Common Stock (the "Certificates"). Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Company Common Stock, will be deemed from and after the Effective Time, to evidence only the right to receive the Merger Consideration in respect of each such share.

                  (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made with a record date after the Effective Time with respect to Parent Common Stock will be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock.

         1.8 No Further Ownership Rights in Company Common Stock. All amounts paid upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Parent or the Surviving

Corporation for any reason, they shall be canceled and the Merger Consideration shall be delivered to the person entitled thereto.

         1.9 Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Parent shall make payment in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof and an agreement to indemnify Parent against any claim that may be made against Parent with respect to the certificates alleged to have been lost, stolen or destroyed.

         1.10 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code.

         1.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub or to vest Parent with a 100% ownership interest in the Surviving Corporation, the officers and directors of the Surviving Corporation are fully authorized in the name of the Company and the Surviving Corporation or otherwise to take, and will take, all such lawful and necessary and/or desirable action so long as such action is consistent with this Agreement and the security interest in all of the outstanding shares of the Surviving Corporation granted pursuant to this Agreement.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Parent and Merger Sub, subject to the Company Schedule of Exceptions attached hereto as Exhibit D, as follows:

         2.1 Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or property of the Company (a "Material Adverse Effect").

         2.2 Authorized Capitalization. The authorized capitalization of the Company consists of one hundred thousand (100,000) shares of no par value Common Stock, of which fifty thousand (50,000) shares have been issued and are outstanding. The shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws. The Company does not have any outstanding rights, options, warrants, calls, commitments, conversion or any other agreements of any character, whether oral or written, obligating it to issue any shares of its capital stock, whether authorized or not. The Company is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, the Company's income, profits or assets, or obligating the Company to distribute any portion of its income, profits or assets.

         2.3 Authority. The Company has full power and lawful authority to execute and deliver this Agreement and to consummate and perform the transactions contemplated hereby. This Agreement constitutes (or shall, upon execution, constitute) a valid and legally binding obligation upon the Company, enforceable in accordance with its terms. Neither the execution and delivery of the Agreement by the Company, nor the consummation and performance of the transactions contemplated hereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which the Company is a party or by which the Company or any of its material properties or assets are bound or affected.

         2.4 Company Financial Statements. The Company's unaudited financial statements for the period ended April 30, 1996 are complete, were prepared in accordance with generally accepted accounting principles (except for the omission of footnotes) applied on a basis consistent with prior periods and fairly present the financial position of the Company as of April 30, 1996.

         2.5 No Undisclosed Liabilities. Except as set forth in the Company's financial statements previously delivered to Parent and Merger Sub, the Company is not aware of any material liabilities for which the Company is liable or will become liable in the future.

         2.6 Taxes. The Company has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company.

         2.7 Properties. The Company has good and marketable title to all its material personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other material properties and assets (except for items leased or licensed to the Company), including all property reflected in the Company's financial statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the financial statements of the Company), in each case free and clear of all material liens, claims and encumbrances of every kind and character. The Company does not own any real property. The assets and properties owned, operated or leased by the Company and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

         2.8 Books and Records. The books and records of the Company are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Company as set forth in the Company's financial statements.

         2.9 Insurance. The Company Schedule of Exceptions contains an accurate and complete list and brief description of all performance bonds and policies of insurance, including fire and extended coverage, general liability, workers compensation, products liability, property, and other forms of insurance or indemnity bonds held by the Company. The Company is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. All policies of insurance and bonds are: (1) in full force and effect; (2) are sufficient for compliance by the Company with all requirements of law and of all agreements and instruments to which the Company is a party; (3) are valid, outstanding and enforceable; (4) will remain in full force and effect through the Closing; and (5) will not be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement.

         2.10 Transactions with Certain Persons. Except as disclosed in the Company Schedule of Exceptions, the Company has no outstanding material agreement, understanding, contract, lease, commitment, loan or other material arrangement with any officer, director or shareholder of the Company or any relative of any such person, or any corporation or other entity in which such person owns a material beneficial interest.

         2.11 Material Contracts. Except as set forth in the Company Schedule of Exceptions, the Company has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

         2.12 Employment Matters. The Company Schedule of Exceptions contains a list of all officers, their base salaries, accrued vacation pay, sick pay, and severance pay through April 30, 1996. Except as set forth in the Company Schedule of Exceptions, the Company is not a party to any employment agreement, or any pension, profit sharing, retirement or other deferred compensation plan or agreement. The Company has not incurred any unfunded deficiency or liability within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), has not incurred any liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any employee benefit plan and has no outstanding obligations or liabilities under any employee benefit plan. The Company has not been a party to a "prohibited transaction," which would subject the Company to any tax or penalty. There is no collective bargaining agreement or negotiations therefor, labor grievance or arbitration proceeding against the Company pending or threatened, and to the knowledge of the Company, there are no union organizing activities currently pending or threatened against or involving the Company.

         2.13 Authorizations. The Company has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are materially necessary for the conduct of its business, except as set forth in the Company Schedule of Exceptions which contains a list of all material licenses, permits, approvals, and other material authorizations, as well as a list of all material copyrights, patents, trademarks, trade names, service marks, franchises, licenses and other material permits, each of which is valid and in full force and effect.

         2.14 No Powers of Attorney. The Company has no powers of attorney or similar authorizations outstanding.

         2.15 Compliance with Laws. The Company is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, in each case where such violation would have a material adverse effect on the Company.

         2.16 Compliance with Environmental Laws. The Company is in compliance with all applicable pollution control and environmental laws, rules and regulations in all material respects. The Company has no environmental licenses, permits and other authorizations held by the Company relative to compliance with environmental laws, rules and regulations.

         2.17 No Litigation. There are no actions, suits, claims, complaints or proceedings pending or threatened against the Company, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to the Company, would have a material adverse effect on the Company. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

         2.18 Validity. All material contracts, agreements, leases and licenses to which the Company is a party or by which it or any of its material properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of the Company or by any other party thereto.

         2.19 No Adverse Changes. Since April 30, 1996, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

         2.20 Fees. All negotiations relating to this Agreement and the transactions contemplated hereby have been conducted by the Company in such a manner as not to give rise to any valid claim for any finder's fees, brokerage commission, financial advisory fee or related expense or other like payment for which the Company has obligated itself, Parent or Merger Sub.

         2.21 Full Disclosure. All statements of the Company contained in this Agreement and in any other written documents delivered by or on behalf of the Company to Parent or Merger Sub, when taken as a whole, are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to the Company which have a material adverse affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company, which have not been disclosed to Parent or Merger Sub in this Agreement.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

         Parent and Merger Sub represent and warrant to the Company, subject to the Parent and Merger Sub Schedule of Exceptions attached hereto as Exhibit E, as follows:

         3.1 Organization, Standing and Power. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of Parent and Merger Sub has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets, financial condition, or results of operations of Parent or the ability of Parent and Merger Sub to consummate the transactions contemplated hereby.

         3.2 Authority. Parent and Merger Sub have full power and lawful authority to execute and deliver this Agreement and to consummate and perform the transactions contemplated hereby. This Agreement constitutes (or shall, upon execution, constitute) a valid and legally binding obligation upon Parent and Merger Sub, enforceable in accordance with its terms. Neither the execution and delivery of the Agreement by Parent or Merger Sub, nor the consummation and performance of the transactions contemplated hereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement to which Parent or Merger is a party or by which Parent or Merger Sub or any of their material properties or assets are bound or affected. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, is required by or with respect to Parent and Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated hereby, except for the filing of the Certificate of Merger with the California Secretary of State.

         3.3 Cash Consideration. Parent currently has available, and at the Effective Time of the Merger will continue to have available, sufficient stock and cash to enable it to perform its obligations under this Agreement, except as indicated in the Parent and Merger Sub Schedule of Exceptions.

         3.4 Parent Financial Statements. Parent's unaudited financial statements for the period ended April 30, 1996 are complete, were prepared in accordance with generally accepted accounting principles (except for the omission of footnotes) applied on a basis consistent with prior periods and fairly present the financial position of Parent as of April 30, 1996.

         3.5 Parent Common Stock. The shares of Parent Common Stock, when issued in the Merger in compliance with this Agreement, will be (i) validly issued, fully paid and nonassessable, (ii) issued in compliance with applicable state and federal securities laws and (iii) shall constitute an exempt security under
Section 3(a)10 of the Securities Act of 1933.

         3.6 Continuity of Business Enterprise. After the Effective Time, Parent and Merger Sub will continue a significant historic business line of the Company or use a significant portion of the Company's historic business assets in a business, in each case within the meaning of Treasury Regulation Section 1.368-1(d).

         3.7 Authorized Capitalization. The authorized capitalization of Parent consists of Fifty Million (50,000,000) shares of .001 par value Common Stock, of which Four Million One Hundred Fifty Seven Thousand Thirty Eight (4,157,038) shares have been issued and are outstanding as of May 31, 1996, and Five Million (5,000,000) shares of $.001 par value non-voting Preferred Stock with none outstanding at May 31, 1996. Parent's Shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by Parent in compliance with all applicable state and federal laws. Parent does not have any outstanding rights, options, warrants, calls, commitments, conversion or any other agreements of any character, whether oral or written, obligating it to issue any shares of its capital stock whether authorized or not. Parent is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of Parent's income, profits or assets, or obligating Parent to distribute any portion of its income, profits or assets.

         3.8 Full Disclosure. All statements of Parent or Merger Sub contained in this Agreement and in any other written documents delivered by or on behalf of Parent or Merger Sub to the Company, when taken as a whole, are true and correct in all material respects and do not omit any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to Parent or Merger Sub which have a material adverse affect upon the business, financial condition, results of operations, assets, liabilities or prospects of Parent that have not been disclosed to the Company in this Agreement.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

         4.1 Conduct of Business of the Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company agrees (except to the extent that Parent shall otherwise consent), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due unless validly withheld, to pay or perform other obligations when due, and, to the extent consistent with such business and except as agreed to by Parent and the Company, use all reasonable efforts consistent with past practice and policies to preserve intact the Company's present business organization, keep available the services of its present officers and key employees and preserve their relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired the Company's goodwill and ongoing businesses at the Effective Time. The Company shall promptly notify Parent of any event or occurrence or emergency not in the ordinary course of business of the Company, and any material event involving the Company. Except as expressly contemplated by this Agreement, the Company shall not, without the prior written consent of Parent:

                  (a) Enter into any commitment or transaction not in the ordinary course of business;

                  (b) Transfer to any person or entity any rights to the Company's intellectual property (other than pursuant to end user or existing licenses in the ordinary course of business);

                  (c) Enter into or make any material amendments to any agreements pursuant to which any other party is granted marketing, distribution or similar rights of any type or scope with respect to any products of the Company;

                  (d) Make any material amendments to, terminate or violate any distribution agreement or material contract, agreement or license to which the Company is a party or by which it is bound other than termination by the Company pursuant to the terms thereof in the ordinary course of business and without financial penalty to the Company;

                  (e) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock (or options, warrants or other rights exercisable therefor);

                  (f) Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities;

                  (g) Cause or permit any amendments to its Articles of Incorporation or Bylaws;

                  (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any of the assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of the Company;

                  (i) Incur any indebtedness for borrowed money (except with respect to indebtedness incurred by the Company in the ordinary course of business and under existing term loans or revolving credit lines or an extension thereof) or guarantee any such indebtedness or issue or sell any debt securities of the Company or guarantee any debt securities of others;

                  (j) Grant any severance or termination pay (i) to any director or officer or (ii) to any other employee except payments made pursuant to standard written agreements outstanding on the date hereof;

                  (k) Adopt or amend any employee benefit plan, or enter into any employment contract, pay or agree to pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates of its employees;

                  (l) Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

                  (m) Pay, discharge or satisfy, in an amount in excess of $5,000 (in any one case) or $10,000 (in the aggregate), any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of liabilities in the ordinary course of business or liabilities reflected or reserved against in the Company's financial statements (or the notes thereto);

                  (n) Make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

                  (o) Enter into any strategic alliance or joint marketing arrangement or agreement;

or

                  (p) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (p) above, or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder.

         4.2 No Solicitation. Until the earlier of the Effective Time or the date of termination of this Agreement pursuant to the provisions of Section 7.1 hereof, the Company will not (nor will the Company permit any of the Company's officers, directors, agents, stockholders, representatives or affiliates to) directly or indirectly, take any of the following actions with any party other than Parent and its designees: (a) solicit third parties relating to the possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or a material portion of its capital stock or assets, (b) enter into an agreement providing for the acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or a material portion of its capital stock or assets or (c) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         5.1 Access to Information. Each party shall afford the other party and its accountants, counsel and other representatives, reasonable access during normal business hours upon reasonable notice during the period prior to the Effective Time to (a) all of such party's properties, books, contracts, commitments and records, and (b) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of such party as the other party may reasonably request, including without limitation access upon reasonable request to employees, customers and vendors for due diligence inquiry. Each party shall provide the other party and its accountants, counsel and other representatives copies of internal financial statements, business plans and projections promptly upon request. No information or knowledge obtained in any investigation pursuant to this Section 5.1 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

         5.2 Confidentiality. Each of the parties hereto hereby agrees to keep such information or knowledge obtained in any investigation pursuant to Section 5.1, or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, confidential in accordance with the terms of the confidentiality agreement executed by the Parent and the Company (the "Confidentiality Agreement").

         5.3 Expenses. If the Merger is not consummated, all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party or its stockholders in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses. If the Merger is consummated, all Third Party Expenses incurred by the Company and its shareholders up to $40,000 shall be paid by the Parent.

         5.4 Public Disclosure. Unless otherwise required by law, prior to the Effective Time, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement shall be made by any party hereto unless approved by Parent and the Company prior to release, provided that such approval shall not be unreasonably withheld, subject, in the case of Parent, to Parent's obligation to comply with applicable securities laws.

         5.5 Consents. Each of Parent and the Company shall promptly apply for or otherwise seek, and use its best efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the Merger, and the Company shall use its best efforts to obtain all consents, waivers and approvals under any of the Company's agreements, contracts, licenses and leases in order to preserve the benefits thereunder for the Surviving Corporation and otherwise in connection with the Merger; provided, however, that the parties agree that the Merger will not be conditioned upon, or delayed in order to seek, the receipt of a favorable ruling from the Internal Revenue Service with respect to the tax treatment of the Merger.

         5.6 Legal Requirements. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its reasonable best efforts to take promptly, or cause to be taken, all reasonable actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

         5.7 Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which may cause any representation or warranty of the Company or Parent, respectively, contained in this Agreement to be untrue or inaccurate at the Effective Time and (ii) any failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.7 shall not limit or otherwise affect any remedies available to the party receiving such notice and will not limit the Company's ability to correct or resolve such inaccuracy or to cure such failure by the Effective Time.

         5.8 Additional Documents and Further Assurances. Each party hereto, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

         5.9 Certain Benefit Plans. Following the Effective Time, Parent shall take such reasonable actions as are necessary to allow eligible employees of the Company to participate in the benefit programs of Parent, or alternative benefit programs substantially comparable to those applicable to employees of Parent on similar terms, as soon as practicable after the Effective Time.

         5.10 Blue Sky Laws. Parent shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of Parent Common Stock pursuant hereto. The Company shall use its best efforts to assist Parent as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Parent Common Stock pursuant hereto.

         5.11 Employment Agreements. Contemporaneously with the execution of this Agreement, the Company and Randall H. Schmitz are entering into an employment agreement and, the Company and Trevor R. Stout are entering into an employment agreement (collectively, with Mr. Stout's agreement, the "Employment Agreements") which shall become effective as of the Effective Time. Mr. Stout's Employment Agreement is substantially in the form of Exhibit F-1 hereto and Mr. Schmitz' Employment Agreement is substantially in the form of Exhibit F-2 hereto.

         5.12 Earn-Out Plan. Upon the Effective Time, Parent shall provide an Earn-Out Plan for Mr. Schmitz and Mr. Stout.

         5.13 Parent Stock Options. A pool of nonstatutory stock options to purchase an aggregate of 60,000 shares of Parent Common Stock shall be issued to certain Company employees who will become employees of Parent or Surviving Corporation following the Effective Time. These options shall have an exercise price of $1.25 and shall have terms and provisions comparable to other employee stock option grants. These options shall be granted promptly after the Effective Time to the individuals and in the amounts set forth on Exhibit G.

         5.14 Board of Directors of Parent. Following the Closing of the Merger,
(i) both Mr. Schmitz and Mr. Stout shall be appointed to the Board of Directors' of the Surviving Corporation, and (ii) Mr. Trevor shall be appointed to the Board of Directors of Parent. This Section 5.14 shall terminate as to Mr. Schmitz or Mr. Stout, when either Mr. Schmitz or Mr. Stout, respectively, ceases to own at least 50,000 shares of Parent Common Stock.

         5.15 Restrictions on Sale. None of the 311,284 shares of Parent Common Stock to be received by the shareholders of the Company may be sold prior to January 1, 1997. Parent may issue stop transfer instructions to its transfer agent in order to enforce the foregoing restriction.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

         6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

                  (b) Employment Agreements. The Employment Agreements shall have been duly executed and delivered and shall be in full force and effect.

                  (c) Issuance of Permit. The California Department of Corporations shall have issued a Permit under Section 25121 of the California Corporate Securities Law of 1968, as amended (the "California Securities Law"), covering the issuance of the Parent Common Stock following a hearing as to the fairness of the Merger conducted pursuant to Section 25142 of the California Securities Law.

         6.2 Additional Conditions to Obligations of Company. The obligations of the Company to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

                  (a) Representations, Warranties and Covenants. The representations and warranties of Parent and Merger Sub in this Agreement shall be true and correct on and as of the Effective Time as though such representations and warranties were made on and as of such time and each of Parent and Merger Sub shall have performed and complied with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time.

                  (b) Certificate of Parent. The Company shall have been provided with a certificate executed on behalf of Parent by its President and its Chief Financial Officer to the effect that, as of the Effective Time:

                           (i) all representations and warranties made by Parent
and Merger Sub under this Agreement are true and complete; and

                           (ii) all covenants, obligations and conditions of
this Agreement to be performed by Parent and Merger Sub on or before such date have been so performed.

                  (c) No Material Adverse Changes. There shall not have occurred any material adverse change in the business, assets or financial condition of Parent.

                  (d) Continuity of Interest Certificate. Parent shall have delivered a Continuity of Interest Certificate in the form of Exhibit H hereto.

         6.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

                  (a) Representations, Warranties and Covenants. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time, and the Company shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time.

                  (b) Certificate of the Company. Parent shall have been provided with a certificate executed on behalf of the Company by its Chief Executive Officer to the effect that, as of the Effective Time:

                           (i) all representations and warranties made by the
Company in this Agreement are true and correct; and

                           (ii) all covenants, obligations and conditions of
this Agreement to be performed by the Company on or before such date have been so performed.

                  (c) No Material Adverse Changes. There shall not have occurred any material adverse change in the business, assets or financial condition of the Company.

                  (d) Securities Law Compliance. Parent shall be able to issue the Parent Common Stock that comprises part of the Merger Consideration in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (e) Ownership Certification. Trevor Stout and Randall Schmitz shall have delivered an Ownership Certificate in the form of Exhibit I-1 and
Exhibit I-2, respectively.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. Except as provided in Section 7.2 below, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

                  (a) by mutual consent of the Company and Parent;

                  (b) by Parent or the Company if the Closing has not occurred within seventy-five (75) days following the date of this Agreement, other than due to the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement which are required to be performed at or prior to the Effective Time;

                  (c) by Parent or the Company if there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger; or there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Entity which would make the consummation of the Merger illegal;

                  (d) by Parent if it is not in breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company, provided that, if such breach is curable by the Company through the exercise of its reasonable best efforts within forty-five (45) days of the notice by Parent of such breach, then for so long as the Company continues to exercise such reasonable best efforts Parent may not terminate this Agreement under this Section 7.1(d) unless such breach is not cured within such forty-five
(45) day period; or,

                  (e) by the Company if it is not in material breach of its obligations under this Agree ment and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Parent or Merger Sub, provided that, if such breach is curable by Parent through the exercise of its reasonable best efforts within 45 days of the notice by the Company of such breach, then for so long as Parent continues to exercise such reasonable best efforts the Company may not terminate this Agreement under this Section 7.1(e) unless such breach is not cured within such forty-five (45) day period.

         Where action is taken to terminate this Agreement pursuant to this
Section 7.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

         7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company, or their respective officers, directors or stockholders, provided that each party shall remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of Sections 5.2, 5.3, 5.4, Article VII and Article VIII of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

         7.3 Amendment. Except as is otherwise required by applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

         7.4 Extension; Waiver. At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

         7.5 Notice of Termination. Any termination of this Agreement under
Section 7.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a)  if to Parent or               EDnet, Inc.
             Merger Sub,to:             ATTN: Tom Kobayashi, Chairman & CEO
                                        One Union Street
                                        San Francisco, CA 94111
                                        Telephone: (415) 274-8800
                                        Facsimile: (415) 274-8801

          with a copy to:               Klenda, Gordon & Getchell, P.C.
                                        ATTN: Phillip L. Allbritten and G. David
                                                 Gordon
                                        610 ONEOK Plaza
                                        100 West Fifth Street
                                        Tulsa, Oklahoma 74103
                                        Telephone: (918) 587-9191
                                        Facsimile: (918) 587-0054

     (b)  if to the Company, to:        Internet Business Solutions
                                        ATTN: Randall H. Schmitz and
                                        Trevor R. Stout
                                        2081 Landings Drive
                                        Mountain View, CA 94043
                                        Telephone: (415) 967-3700
                                        Facsimile: (415) 967-3701

          with a copy to:               Wilson, Sonsini, Goodrich & Rosati, P.C.
                                        ATTN: Robert D. Brownell
                                        650 Page Mill Road
                                        Palo Alto, CA 94304-1050
                                        Telephone: (415) 493-9300
                                        Facsimile: (415) 493-6811

         8.2 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         8.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         8.4 Entire Agreement; Assignment. This Agreement, the schedules and Exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof except for the Confidentiality Agreement, which shall remain in full force and effect in accordance with their respective terms; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided, except that Parent and Merger Sub may assign their respective rights and delegate their respective obligations hereunder to their respective affiliates.

         8.5 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         8.6 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within San Mateo County, State of California, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

         8.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their duly authorized respective officers, all as of the date first written above.

INTERNET WORLDWIDE BUSINESS                          EDNET, INC.
SOLUTIONS

By /s/ Randall H. Schmitz                    By /s/ Tom Kobayashi
  ---------------------------------            ----------------------------
  Randall H. Schmitz,                          Tom Kobayashi,
  Chief Executive Officer                      Chairman and CEO

                                             EDN SUB, INC.

                                             By /s/ Trevor Stout
                                               ----------------------------
                                               Trevor R. Stout
                                               President and CFO

                                    EXHIBIT A

                               FORM OF FIRST NOTE

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                   EDNET, INC.

                             SECURED PROMISSORY NOTE

                                                           Palo Alto, California
$125,000.00                                                        June 24, 1996


         1. Principal and Interest. EDNET, INC. (the "Company"), a Colorado corporation, for value received, hereby promises to pay to the order of or holder ("Payee") in lawful money of the United States of America at the address of Payee set forth below, the principal amount set forth above, together with interest as set forth below.

                  The Company promises to pay interest on the unpaid principal amount of this Note at the rate of eight percent (8.0%) per annum from the date of this Note until such principal amount is paid in full. Accrued interest shall be payable at the time the Company pays the entire unpaid principal amount.

                  All unpaid principal and unpaid accrued interest of this Note is due and payable on or before the sixtieth (60th) day following the closing of the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc. and Internet Worldwide Business Solutions (the "Agreement and Plan of Reorganization").

                  All unpaid principal and unpaid accrued interest of this Note may be prepaid without penalty, in whole or in part, at any time. Any prepayment of this Note shall be made only at the same time as the Company prepays all other secured Notes issued pursuant to the Agreement and Plan of Reorganization, with such prepayments to be made pro-rata in proportion to the then outstanding principal amount of such secured Notes. Any prepayment of this Note will be credited first against accrued interest then principal.

                  Upon payment in full of the entire principal amount of this Note and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2. Security Interest.

                  (a) As security for payment of the entire principal amount of this Note and interest payable hereunder, the Company grants to the holder of this Note and all other secured Notes issued pursuant to the Agreement and Plan of Reorganization (the "Holders") a continuing security interest in, and a continuing lien upon, all outstanding shares of the Surviving Corporation (as defined in the Agreement and Plan of Reorganization). Such shares are referred to as the "Collateral."

                  (b) The Company agrees that the security interest in the Collateral granted to the Holders hereunder shall be and remain the sole lien upon the Collateral prior to all other interests.

         3. Maintenance of Collateral Security. The Company shall continually take such steps as are necessary and prudent to protect the security interest in the Collateral, including without limitation the following:

                  (a) Execute and deliver to the Holders such other and further documents, instruments or writings as they may deem necessary or advisable in order to evidence, effectuate, perfect, maintain or properly foreclose upon the security interest in the Collateral;

                  (b) Keep the Collateral free of all liens and encumbrances, other than the security interest or the Holders created hereby, until all of the obligations secured by the Collateral are paid in full; and

                  (c) Deliver the certificates representing the Collateral to the Holders together with assignments separate from certificate in the form of Exhibit A to this Note.

         4. Attorney's Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holders.

         5. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or three business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

     (1)      if to the Company:   EDnet, Inc.
                                   ATTN: Tom Kobayashi, Chairman & CEO
                                   One Union Street
                                   San Francisco, CA 94111
                                   Telephone: (415) 274-8800
                                   Facsimile: (415) 274-8801

              with a copy to:      Klenda, Gordon & Getchell, P.C.
                                   ATTN: Phillip L. Allbritten and G. David
                                   Gordon
                                   610 ONEOK Plaza
                                   100 West Fifth Street
                                   Tulsa, Oklahoma 74103
                                   Telephone: (918) 587-9191
                                   Facsimile: (918) 587-0054

     (2)      if to Payee:         Internet Business Solutions
                                   ATTN: Randall H. Schmitz and
                                   Trevor R. Stout
                                   2081 Landings Drive
                                   Mountain View, CA 94043
                                   Telephone: (415) 967-3700
                                   Facsimile: (415) 967-3701

              with a copy to:      Wilson, Sonsini, Goodrich & Rosati, P.C.
                                   ATTN: Robert D. Brownell
                                   650 Page Mill Road
                                   Palo Alto, CA 94304-1050
                                   Telephone: (415) 493-9300
                                   Facsimile: (415) 493-6811

Each of the above addresses may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformance with this paragraph.

         6. Acceleration. This Note shall become immediately due and payable if
(i) the Company commences any proceeding in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws; or (ii) such proceedings are commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property.

         7. Rights Upon Default. In the event that the entire principal amount of this Note and interest payable hereunder is not paid when due, then the Holders may transfer the Collateral to their ownership in satisfaction of the Company's obligations under the secured Notes issued pursuant to the Agreement and Plan of Reorganization. The Collateral shall be transferred to the Holders in proportion to the principal amounts due to the Holders under such secured Notes. This shall be accomplished by appending the executed assignments with instructions to transfer the Collateral to the Holders and delivering such assignments and certificates to the transfer agent of the Surviving Corporation. The transfer agent shall promptly transfer such shares to the names of the Holders or their designees.

         8. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or Bylaws or those of the Surviving Corporation through any reorganization, transfer assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Note against dilution or other impairment.

         9. Waivers. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or any other right. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof.

                                   EDNET, INC.

                                   By: /s/ Tom Kobayashi
                                       -------------------------------
                                       Tom Kobayashi, Chairman and CEO

                                    EXHIBIT B

                               FORM OF SECOND NOTE

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                   EDNET, INC.

                                 PROMISSORY NOTE

                                                           Palo Alto, California
$125,000                                                           June 24, 1996



         1. Principal Interest. EDNET, INC. (the "Company"), a Colorado corporation, for value received, hereby promises to pay to the order of ______________________ or holder ("Payee") in lawful money of the United States of America at the address of Payee set forth below, the principal amount set forth above together with interest as set forth below.

                  The Company promises to pay interest on the unpaid principal amount of this Note at the rate of eight percent (8.0%) per annum from the date of this Note until such principal amount is paid in full. Accrued interest shall be payable at the time the Company pays the entire unpaid principal amount.

                  All unpaid principal and unpaid accrued interest of this Note is due and payable upon the earlier of (i) twelve months from the closing of the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc., and Internet Worldwide Business Solutions (the "Agreement and Plan of Reorganization") or (ii) fifteen (15) days after the closing of a public offering of Company Common Stock. The closing shall be deemed to have occurred when the underwriters purchase from the Company a majority of the shares offered to the public and pay for such shares.

                  All unpaid principal and unpaid accrued interest of this Note may be prepaid without penalty, in whole or in part, at any time. Any prepayment of this Note shall be made only at the same time as the Company prepays all other unsecured Notes issued pursuant to the Agreement and Plan of Reorganization, with such prepayments to be made pro-rata in proportion to the then outstanding principal amounts of such unsecured Notes. Any prepayment of this Note will be credited first against accrued interest then principal.

                  Upon payment in full of the entire principal amount of the Note and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2. Attorneys' Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by Payee.

         3. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or three business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

     (1)      if to the Company:       EDnet, Inc.
                                       ATTN: Tom Kobayashi, Chairman & CEO
                                       One Union Street
                                       San Francisco, CA 94111
                                       Telephone: (415) 274-8800
                                       Facsimile: (415) 274-8801

              with a copy to:          Klenda, Gordon & Getchell, P.C.
                                       ATTN: Phillip L. Allbritten and G. David
                                       Gordon
                                       610 ONEOK Plaza
                                       100 West Fifth Street
                                       Tulsa, Oklahoma 74103
                                       Telephone: (918) 587-9191
                                       Facsimile: (918) 587-0054

     (2)      if to Payee:             Internet Business Solutions
                                       ATTN: Randall H. Schmitz and
                                       Trevor R. Stout
                                       2081 Landings Drive
                                       Mountain View, CA 94043
                                       Telephone: (415) 967-3700
                                       Facsimile: (415) 967-3701

              with a copy to:          Wilson, Sonsini, Goodrich & Rosati, P.C.
                                       ATTN: Robert D. Brownell
                                       650 Page Mill Road
                                       Palo Alto, CA 94304-1050
                                       Telephone: (415) 493-9300
                                       Facsimile: (415) 493-6811

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformance with this paragraph.

         4. Acceleration. This Note shall become immediately due and payable if
(i) the Company commences any proceeding or bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws; or (ii) such proceedings are commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property.

         5. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Note against dilution or other impairment.

         6. Waivers. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or any other right. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof.

                                   EDNET, INC.

                                   By: /s/ Tom Kobayashi
                                      --------------------------------
                                      Tom Kobayashi, Chairman and CEO

                                    EXHIBIT C

                                  EARN-OUT PLAN

                                    EXHIBIT C

                                   EDNET, INC.

                                  EARN-OUT PLAN

         I. Purposes of the Plan.

         Pursuant to the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc., and Internet Worldwide Business Solutions dated as of June 24, 1996 (the "Reorganization Agreement") , EDnet, Inc. (the "Company") is hereby establishing an Earn-Out Plan (the "Plan") to issue up to an aggregate of 500,000 shares of the Company Common Stock to certain persons identified herein over a period provided herein provided that the revenues or profits of Internet Worldwide Business Solutions or of the Surviving Corporation (as that term is defined in the Reorganization Agreement) ("IBS") reach certain levels provided herein.

         II. Definitions.

                  A. "Board" means the Board of Directors of the Company.

                  B. "GAAP" means generally accepted accounting principles, consistently applied.

                  C. "Profits" means IBS' net income before income taxes, determined in accordance with GAAP except without regard to allocations of corporate overhead from the Company or any of its affiliates to IBS.

                  D. "Revenues" means IBS' gross revenue, determined in accordance with GAAP.

         III. Administration of the Plan.

         The Plan shall be administered by the Board or such person or committee as is designated by the Board (the "Administrator"). Subject to Section VIII herein, the Administrator shall construe and interpret the terms of the Plan.

         IV. Term of Plan.

         The Plan shall become effective upon the "Effective Time," as such term is defined in the Reorganization Agreement, and shall terminate one hundred twenty (120) days after June 30, 1999, unless a determination is being disputed pursuant to Section VIII.

         V. Eligibility.

         The persons eligible to receive the Company Common stock pursuant to the Plan shall be the individuals listed on Exhibit A hereto (individually a "Plan Participant" and collectively the "Plan Participants").

         VI. Company Common Stock Allocation.

         Plan Participants shall be eligible to receive up to an aggregate of 166,500 shares of Company Common Stock in each applicable time period ("Stock Allocation"). The Stock Allocation shall be distributed among the Plan Participants according to the percentages stated next to each Plan Participant's name on Exhibit A. The Stock Allocation shall be issued to Plan Participants within one hundred twenty (120) days following the end of the applicable time period, unless a determination is being disputed pursuant to Section VIII.

         VII. Stock Allocation Formula.

         Set forth below are the time periods during which a measurement IBS' Revenues and IBS' Profits will be made and the Stock Allocation that will be distributed if either threshold set forth for such period is met or exceeded. If a threshold for a given time period is exceeded, the amount in excess shall not be added to the amount in the next time period or used to determine whether that threshold has been met or exceeded.

                       Jan. 1, 1996 to   Jan. 1, 1997 to    July 1, 1997 to  July 1, 1998 to
Time Period              Dec. 31, 1996     June 30, 1997      June 30, 1998    June 30, 1999
-----------
(1) IBS' Revenues          $   675,000       $ 1,650,000       $ 5,025,000       $ 9,375,000
    IBS' Profits           $    90,000       $   385,000       $ 1,340,000       $ 2,500,000
    Stock Allocation            93,750            31,500           124,875           124,875

(2) IBS' Revenues          $   900,000       $ 2,200,000       $ 6,700,000       $12,500,000
    IBS' Profits           $    90,000       $   385,000       $ 1,340,000       $ 2,500,000
    Stock Allocation           125,000            42,000           166,500           166,500

         VIII. Disputes Regarding Profits or Revenues.

         All determinations of Profits or Revenues shall be made in good faith by the Company within ninety (90) days of the end of the applicable time period. The Plan Participants shall have a period of twenty (20) days after receiving the Profits or Revenues determinations (the "Objection Period") to present in writing to the Company any objections the Plan Participants may have to any of the matters set forth therein, which objections (and the basis therefor) shall be set forth in reasonable detail. If no objections are received by the Company from the Plan Participants within the Objection Period, the calculation of Profits or Revenues shall be final and binding upon the Plan Participants and the Company. If the Plan Participants raise any objections to any determination of Profits or Revenues furnished by the Company within the Objection Period and in the manner provided in this Section VIII, the Company shall negotiate in good faith to resolve any such objections. If they, for any reason, are unable to resolve any such dispute within ten (10) days following the expiration of such Objection Period, then the specific matters in dispute shall be submitted to a "Big Six" nationally recognized certified public accounting firm as may be mutually selected by the Company and the Plan Participants, which firm shall make such calculation of Profits or Revenues, and which calculation shall be final and binding upon all of the parties. The Company and the Plan Participants shall bear the cost of the services of such accounting firm equally.

         IX. Amendment of the Plan.

         The Plan may be amended only by a writing signed by each of the Company, IBS and the Plan Participants.

         X. Governing Law.

         The Plan shall be governed by the laws of the State of California.

                                    EXHIBIT A

                                                                       Percentage of
                   Name                                               Stock Allocation
--------------------------------------------------                   ------------------
         Randall H. Schmitz                                                  50%
         Trevor R. Stout                                                     50%

                                    EXHIBIT D

                         COMPANY SCHEDULE OF EXCEPTIONS

         This Schedule of Exceptions, dated as of June __, 1996, is made and given pursuant to Article II of the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc. and Internet Worldwide Business Solutions (the "Agreement and Plan of Reorganization"). The Section numbers in this Schedule of Exceptions correspond to the Section numbers in the Agreement and Plan of Reorganization; however, any information disclosed herein shall be deemed to be disclosed and incorporated into any other Section number under the Agreement and Plan of Reorganization where such disclosure would be appropriate. Any terms defined in the Agreement and Plan of Reorganization shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement and Plan of Reorganization unless the context otherwise requires.

         2.7 In September 1995, in accordance with the terms of the sale of the Music Connection System, the Company sold a trademark (registered in May, 1996) called Music Connection to Alliance Entertainment Corp.

         2.11 The Company is in the process of negotiating the purchase of two Oracle databases for less than Ten Thousand Dollars ($10,000) for existing clients.


                                       1.

                                    EXHIBIT E

                  PARENT AND MERGER SUB SCHEDULE OF EXCEPTIONS

         This Schedule of Exceptions, dated as of June 21, 1996, is made and given pursuant to Article III of the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc. and Internet Worldwide Business Solutions (the "Agreement and Plan of Reorganization"). The Section numbers in this Schedule of Exceptions correspond to the Section numbers in the Agreement and Plan of Reorganization; however, any information disclosed herein shall be deemed to be disclosed and incorporated into any other Section number under the Agreement and Plan of Reorganization where such disclosure would be appropriate. Any terms defined in the Agreement and Plan of Reorganization shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement and Plan of Reorganization unless the context otherwise requires.

         3.3 CASH CONSIDERATION. EDnet has less than $500,000 cash on-hand as of 6/21/96. However, as evidenced by attached commitments from its Investment Bankers and their supporting Investors, EDnet anticipates that it will have well in excess of this amount within the next few weeks. EDnet is also willing to pledge via its "use of funds" or "cash flow projections" attached hereto, that it will be able to meet the commitment of the first $250,000 cash payment as anticipated within the 60 day period referred to in this Agreement.

         3.4 PARENT FINANCIAL STATEMENTS. April statements have not yet been completed, since audit of all EDnet records for 3 years has been absorbing primary Finance Dept. priorities. March 31, 1996 statements have been provided as a substitute.


                                       2.

                                   EXHIBIT F-1

                      FORM OF EMPLOYMENT AGREEMENT (STOUT)


                                       3.

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT dated the 24th day of June, 1996 (the "Employment Agreement") by and among EDNET, INC., a Colorado corporation, formerly AP OFFICE EQUIPMENT, INC. ("EDnet"), INTERNET WORLDWIDE BUSINESS SOLUTIONS, a California corporation, and a wholly-owned subsidiary of EDnet ("Employer" or the "Corporation"), and Trevor Stout, of 170 East Creek Dr., #14, Menlo Park, California 94025 ("Employee").

         In consideration of the premises and mutual promises contained herein, and of the provisions of that certain Agreement and Plan of Reorganization, EDnet, the Corporation and the Employee hereby agree as follows:

         1. TERM OF EMPLOYMENT. This Agreement shall remain in force from the date hereof until the 30th day of June, 1999 (the "Expiration Date") unless sooner terminated in accordance with Section 5 (the "Term"). In consideration for Employee's provision of services specified in Section 2 hereof for the Term, it is understood and agreed that Employer shall pay the monthly compensation specified in Section 3 hereof for the Term.

         2. EMPLOYMENT DUTIES. Employee shall serve as President and Chief Technical Officer of the Corporation for the term of employment of Employee under this Employment Agreement. In his capacity as an officer, Employee shall have such authority as is delegated to him by the Board of Directors of the Corporation. During the Term, Employee shall faithfully perform the duties assigned to him and shall devote his full time and attention to, and use his best efforts in the furtherance of, the business of the Corporation. The foregoing authority and duties shall be consistent with Employee's authority and duties as an officer of the Corporation. Employee shall also serve on the Board of Directors of both the Corporation and EDnet.

         3. COMPENSATION. In consideration of the services to be rendered by Employee under this Employment Agreement, the Corporation agrees to pay, and Employee agrees to accept, the following compensation:

                  A. BASE SALARY. The Corporation shall pay Employee a base salary at the annual rate of One Hundred Thousand Dollars ($100,000) for the first twelve months of employment, to be increased thereafter at the discretion of the Compensation Committee of the Board of Directors of EDnet. The base salary shall be payable in equal semi-monthly installments, subject only to applicable withholding requirements. No overtime pay will be paid to Employee by the Corporation.

                  B. BONUSES. In addition to Employee's base salary hereunder, as additional compensation, the Corporation shall pay bonuses to Employee at the discretion of the Compensation Committee of the Board of Directors of EDnet.


                                       4.

                  C. REIMBURSEMENT OF EXPENSES. The Corporation shall promptly reimburse Employee for reasonable out-of-pocket expenses that the Employee may incur in connection with his services for the Corporation. Employee shall provide to the Corporation supporting documentation sufficient to satisfy reporting requirements of the Internal Revenue Service and in such form as is reasonably satisfactory to the Corporation.

                  D. EMPLOYEE BENEFITS. Employee shall be entitled to participate in such employee benefit plans, including group pension, life and health insurance and other medical benefits, and shall receive all other fringe benefits, as EDnet and the Corporation may make available to employees during the term of employment of Employee. In addition, the Corporation shall continue to maintain and provide disability insurance at the levels currently in effect.

         4. VACATION. Employee shall be entitled to accrue vacation leave equal to one and one-quarter (1 1/4) days at full pay for each one (1) month period of completed service during the Term (with unused days being carried forward indefinitely), and may take such accrued vacation days at such times as he may wish, subject to Employee's arranging such vacations so as not materially to affect adversely the ability of the Corporation to transact its necessary business and provided, further, that Employee shall not take vacations totalling more than twenty-five (25) business days during any calendar year and shall take no single vacation of more than fifteen (15) consecutive business days.

         5. TERMINATION. The employment of Employee under this Employment Agreement shall terminate on the first to occur of the following:

                  A. On the Expiration Date as provided in Section 1.

                  B. Upon the death of Employee or in the event of permanent disability of Employee, at the option of the Corporation, upon ninety (90) days written notice by the Corporation. For the purposes of this Employment Agreement, Employee will be deemed to be permanently disabled in the event that competent medical authority, acceptable to the Corporation, opines that it is improbable that Employee will ever be able to resume his usual or ordinary duties for and on behalf of the Corporation.

                  C. This Agreement may be terminated by the Board of Directors of the Corporation for Employee's willful misconduct, habitual neglect of duties or breach of a material provision of this Agreement. In the case of termination for willful misconduct or habitual neglect of duties, Employee shall be given at least one (1) written notice describing in reasonable detail the perceived deficiencies in Employee's performance, and Employee shall be given at least thirty (30) days' opportunity to correct such perceived deficiencies prior to any termination. In the case of termination for breach of this Agreement, Employee shall be given written notice describing in reasonable detail the alleged breach, and Employee shall have thirty (30) days in which to cure such breach.


                                       5.

                  D. At the election of Employee, in the event of the sale or transfer of substantially all of the business or assets of the Corporation or EDnet, or control thereof, provided that Employee shall provide 30 days' prior written notice of termination.

                  E. At the election of either party upon thirty (30) days prior written notice to the other.

         6. PAYMENT UPON TERMINATION.

                  A. If the employment of Employee is terminated by death, or because of disability, pursuant to Section 5(b) hereof, the Corporation shall pay to the estate of Employee or to Employee, as the case may be, the compensation which would otherwise be payable to Employee at the end of the month in which his death or the termination of his employment because of disability occurs, compensation for accrued vacation days and reimbursement for unreimbursed expenses. The Estate or Employee shall not be entitled to severance pay or future Employer insurance contributions for Employee benefits.

                  B. In the event that the employment of Employee is terminated at the election of the Corporation pursuant to Sections 5(c) or 5(e) hereof, or at the election of Employee pursuant to Sections 5(c) or 5(e) hereof, or at the election of Employee pursuant to Section 5(e) hereof, Employee shall be entitled to continuation of his base salary then in effect and Employer insurance contributions for Employee benefits for six (6) months from the last day of actual employment or the date of termination, whichever is earlier. Employee shall also be entitled to compensation for accrued vacation days and reimbursement for unreimbursed expenses.

                  C. If the employment of Employee is terminated on the Expiration Date pursuant to Section 5(a), or in the event Employee elects to terminate his employment pursuant to the provisions of Section 5(e) hereof, Employee shall be entitled to compensation for accrued vacation days and reimbursement for unreimbursed expenses.

         7. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Employee agrees both during and after employment by the Corporation, not to use (except in the course of employment) or disclose to others, except with the Corporation's prior written consent, any Confidential Information. Confidential Information shall include, but not be limited to, trade secrets, technical data including computer programs, financial data, future plans, business strategy and information received from third parties under disclosure restrictions, which Employee has acquired by reason of his employment by the Corporation, or which Employee had developed in the course of such employment. Confidential Information does not include: (i) information that at the time of disclosure is in the public domain through no fault of Employee; (ii) information received from a third party outside of the Corporation that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of the Corporation; (iv) information that may be required by law or by order of any court, agency or proceeding to be disclosed; or (v) information which subsequently becomes part of the public domain without any breach by Employee.


                                       6.

         8. POSSESSION AND SURRENDER OF CONFIDENTIAL INFORMATION AND DOCUMENTS. Employee hereby acknowledges the Corporation's right to possession and title in and to all Confidential Information and all papers, documents, tapes, drawings, computer programs, computer software or other records prepared by Employee during his employment, or provided by the Corporation, or which otherwise come into Employee's possession by reason of his employment by the Corporation, or which Employee may have written or created while employed by the Corporation. Employee agrees not to make or permit to be made, except in pursuance of Employee's duties hereunder, any copies of such materials. Employee further agrees to deliver to the Corporation, upon request, all such materials in Employee's possession.

         9. INTELLECTUAL PROPERTY RIGHTS.

                  A. All right, title, and interest of every kind and nature, whether now known or unknown, in and to any intellectual property, including, but not limited to, any invention, patents, trademarks, service marks, copyrights, films, scripts, ideas, creations, computer software and properties invented, created, written, developed, furnished, produced, or disclosed by employee, in the course of rendering services to Employer under and pursuant to this agreement shall, as between Employer and Employee, be and remain the sole and exclusive property of Employer for any and all purposes and uses, and Employee shall have no right, title, or interest of any kind or nature in or to such property, or in or to any results and/or proceeds from such property.

                  B. The provisions of this Agreement requiring the assignment of inventions to Employer do not apply to any invention which qualifies under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit
A).

         10. NON-COMPETITION.

                  A. For a period of one (1) year following the date of the termination of this Agreement, Employee agrees that he shall not at any time, directly or indirectly, within any county, city or part thereof and other areas in the United States of America (collectively, the "Locations"), so long as the Corporation continues to be engaged in the same or similar business or activity (the "Business") in such Location.

                           I. own, manage, operate, control, or be connected in
any manner with the ownership, management, operation or control of any person or entity that engages in the same type of business as the Business or engages in a business competitive with the Business (a "Competitive Business"), which includes but is not limited to, acting as a director, officer, agent, employee, consultant, partner or stockholder of a Competitive Business;

                           II. engage in any activity which is the same as or in
competition with the Business;

                           III. interfere with, disrupt or attempt to disrupt
the business relationship, contractual, employment or otherwise, between the Corporation and any customer


                                       7.

or prospective customer, supplier, lessee or employee of the Corporation, including without limitation the customers and suppliers of the Business prior to the date hereof,

                           IV. solicit employment for or of employees of the
Corporation or induce any employee to leave the employ of the Corporation,

                           V. lend or allow his name or reputation to be used by
or in connection with any Competitive Business; or

                           VI. otherwise allow his skill, knowledge or
experience to be used in or by any Competitive Business.

                  B. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall limit the right of Employee as an investor to hold or make investments not in excess of 5% of the outstanding securities of any corporation.

                  C. The parties hereto intend that the covenants set forth in Sections 10(a) shall be construed as a series of separate covenants, each consisting of the covenants set forth in Section 10(a) for each of the Locations. Except for such Locations, all such separate covenants shall be deemed identical.

                  D. In the event that this Agreement is terminated pursuant to
Section 5 hereof, other than the termination by Employee pursuant to Section 5(d) or by the Corporation pursuant to Section 5(e), the provisions of Sections 10 shall survive such termination. Section 10(a) shall terminate and be of no force or effect in the event the Corporation breaches this Agreement and fails to cure such breach within thirty (30) days of receipt of written notice thereof.

         11. REMEDIES. The Corporation and Employee agree that the services of Employee are of a personal, special, unique, and extraordinary character, and cannot be replaced by the Corporation without great difficulty, and that the violation of Employee of any of his agreements under Section 9 would damage the goodwill of the Corporation and cause the Corporation irreparable harm which could not reasonably or adequately be compensated in damages in an action at law, and that the agreements of Employee under Section 9 may be enforced by the Corporation in equity by an injunction or restraining order in addition to being enforced by the Corporation at law.

         12. NOTICE. All notices under this Employment Agreement shall be in writing. Notice intended for the Corporation shall be sent by registered or certified mail, postage prepaid, return receipt requested, to the address of the Corporation set forth above or such other address as the Corporation may hereafter designate in writing. Notice intended for Employee shall be delivered to Employee by hand or sent by registered or certified mail, postage prepaid, return receipt requested, to the address of Employee set forth above or such other address as Employee may hereafter designate in writing.


                                       8.

         13. ASSIGNMENT. The rights and obligations of the Corporation under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Corporation. The rights and obligations of Employee under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors, and legal representatives of Employee.

         14. ENTIRE AGREEMENT. This Employment Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Corporation and contains all of the covenants and agreements between the parties with respect to such employment. Each party to this Employment Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or any one acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Employment Agreement shall be valid and binding. Any modification of this Employment Agreement will be effective only if it is in writing signed by both parties to this Employment Agreement.

         15. SEVERABILITY. If any provision in this Employment Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

         16. ATTORNEYS' FEES. In the event that any action is filed in relation to this Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all the sums that either party may be called on to pay, a reasonable sum for the successful party's attorney's fees.

         17. GOVERNING LAW. This Employment Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                                       9.

         IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day, month and year first above written.

                              EDNET, INC.

                              By /s/   Tom Kobayashi
                                 ------------------------------------------
                                       Tom Kobayashi, Chairman and CEO

                              INTERNET WORLDWIDE BUSINESS SOLUTIONS

                              By /s/Randall Schmitz
                                 ------------------------------------------
                                     Randall Schmitz, Chief Executive Officer

                              EMPLOYEE

                              /s/Trevor Stout
                              ---------------------------------------------
                              Trevor Stout


                                      10.

                                    EXHIBIT A

                       CALIFORNIA LABOR CODE SECTION 2870

                   EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS

         "(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies facilities, or trade secret information except for those inventions that either:

                  (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

                  (2) Result from any work performed by the employee for the employer.

         (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."



                                      11.

                                   EXHIBIT F-2

                     FORM OF EMPLOYMENT AGREEMENT (SCHMITZ)


                                      12.

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT dated the 24th day of June, 1996 (the "Employment Agreement") by and among EDNET, INC., a Colorado corporation, formerly AP OFFICE EQUIPMENT, INC. ("EDnet"), INTERNET WORLDWIDE BUSINESS SOLUTIONS, a California corporation, and a wholly-owned subsidiary of EDnet ("Employer" or the "Corporation"), and Trevor Stout, of 170 East Creek Dr., #14, Menlo Park, California 94025 ("Employee").

         In consideration of the premises and mutual promises contained herein, and of the provisions of that certain Agreement and Plan of Reorganization, EDNet, the Corporation and the Employee hereby agree as follows:

         1. TERM OF EMPLOYMENT. This Agreement shall remain in force from the date hereof until the 30th day of June, 1999 (the "Expiration Date") unless sooner terminated in accordance with Section 5 (the "Term"). In consideration for Employee's provision of services specified in Section 2 hereof for the Term, it is understood and agreed that Employer shall pay the monthly compensation specified in Section 3 hereof for the Term.

         2. EMPLOYMENT DUTIES. Employee shall serve as President and Chief Technical Officer of the Corporation for the term of employment of Employee under this Employment Agreement. In his capacity as an officer, Employee shall have such authority as is delegated to him by the Board of Directors of the Corporation. During the Term, Employee shall faithfully perform the duties assigned to him and shall devote his full time and attention to, and use his best efforts in the furtherance of, the business of the Corporation. The foregoing authority and duties shall be consistent with Employee's authority and duties as an officer of the Corporation. Employee shall also serve on the Board of Directors of both the Corporation and EDnet.

         3. COMPENSATION. In consideration of the services to be rendered by Employee under this Employment Agreement, the Corporation agrees to pay, and Employee agrees to accept, the following compensation:

                  A. BASE SALARY. The Corporation shall pay Employee a base salary at the annual rate of One Hundred Thousand Dollars ($100,000) for the first twelve months of employment, to be increased thereafter at the discretion of the Compensation Committee of the Board of Directors of EDnet. The base salary shall be payable in equal semi-monthly installments, subject only to applicable withholding requirements. No overtime pay will be paid to Employee by the Corporation.

                  B. BONUSES. In addition to Employee's base salary hereunder, as additional compensation, the Corporation shall pay bonuses to Employee at the discretion of the Compensation Committee of the Board of Directors of EDnet.


                                      13.

                  C. REIMBURSEMENT OF EXPENSES. The Corporation shall promptly reimburse Employee for reasonable out-of-pocket expenses that the Employee may incur in connection with his services for the Corporation. Employee shall provide to the Corporation supporting documentation sufficient to satisfy reporting requirements of the Internal Revenue Service and in such form as is reasonably satisfactory to the Corporation.

                  D. EMPLOYEE BENEFITS. Employee shall be entitled to participate in such employee benefit plans, including group pension, life and health insurance and other medical benefits, and shall receive all other fringe benefits, as EDnet and the Corporation may make available to employees during the term of employment of Employee. In addition, the Corporation shall continue to maintain and provide disability insurance at the levels currently in effect.

         4. VACATION. Employee shall be entitled to accrue vacation leave equal to one and one-quarter (1 1/4) days at full pay for each one (1) month period of completed service during the Term (with unused days being carried forward indefinitely), and may take such accrued vacation days at such times as he may wish, subject to Employee's arranging such vacations so as not materially to affect adversely the ability of the Corporation to transact its necessary business and provided, further, that Employee shall not take vacations totalling more than twenty-five (25) business days during any calendar year and shall take no single vacation of more than fifteen (15) consecutive business days.

         5. TERMINATION. The employment of Employee under this Employment Agreement shall terminate on the first to occur of the following:

                  A. On the Expiration Date as provided in Section 1.

                  B. Upon the death of Employee or in the event of permanent disability of Employee, at the option of the Corporation, upon ninety (90) days written notice by the Corporation. For the purposes of this Employment Agreement, Employee will be deemed to be permanently disabled in the event that competent medical authority, acceptable to the Corporation, opines that it is improbable that Employee will ever be able to resume his usual or ordinary duties for and on behalf of the Corporation.

                  C. This Agreement may be terminated by the Board of Directors of the Corporation for Employee's willful misconduct, habitual neglect of duties or breach of a material provision of this Agreement. In the case of termination for willful misconduct or habitual neglect of duties, Employee shall be given at least one (1) written notice describing in reasonable detail the perceived deficiencies in Employee's performance, and Employee shall be given at least thirty (30) days' opportunity to correct such perceived deficiencies prior to any termination. In the case of termination for breach of this Agreement, Employee shall be given written notice describing in reasonable detail the alleged breach, and Employee shall have thirty (30) days in which to cure such breach.


                                      14.

                  D. At the election of Employee, in the event of the sale or transfer of substantially all of the business or assets of the Corporation or EDnet, or control thereof, provided that Employee shall provide 30 days' prior written notice of termination.

                  E. At the election of either party upon thirty (30) days prior written notice to the other.

         6. PAYMENT UPON TERMINATION.

                  A. If the employment of Employee is terminated by death, or because of disability, pursuant to Section 5(b) hereof, the Corporation shall pay to the estate of Employee or to Employee, as the case may be, the compensation which would otherwise be payable to Employee at the end of the month in which his death or the termination of his employment because of disability occurs, compensation for accrued vacation days and reimbursement for unreimbursed expenses. The Estate or Employee shall not be entitled to severance pay or future Employer insurance contributions for Employee benefits.

                  B. In the event that the employment of Employee is terminated at the election of the Corporation pursuant to Sections 5(c) or 5(e) hereof, or at the election of Employee pursuant to Sections 5(c) or 5(e) hereof, or at the election of Employee pursuant to Section 5(e) hereof, Employee shall be entitled to continuation of his base salary then in effect and Employer insurance contributions for Employee benefits for six (6) months from the last day of actual employment or the date of termination, whichever is earlier. Employee shall also be entitled to compensation for accrued vacation days and reimbursement for unreimbursed expenses.

                  C. If the employment of Employee is terminated on the Expiration Date pursuant to Section 5(a), or in the event Employee elects to terminate his employment pursuant to the provisions of Section 5(e) hereof, Employee shall be entitled to compensation for accrued vacation days and reimbursement for unreimbursed expenses.

         7. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Employee agrees both during and after employment by the Corporation, not to use (except in the course of employment) or disclose to others, except with the Corporation's prior written consent, any Confidential Information. Confidential Information shall include, but not be limited to, trade secrets, technical data including computer programs, financial data, future plans, business strategy and information received from third parties under disclosure restrictions, which Employee has acquired by reason of his employment by the Corporation, or which Employee had developed in the course of such employment. Confidential Information does not include: (i) information that at the time of disclosure is in the public domain through no fault of Employee; (ii) information received from a third party outside of the Corporation that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of the Corporation; (iv) information that may be required by law or by order of any court, agency or proceeding to be disclosed; or (v) information which subsequently becomes part of the public domain without any breach by Employee.


                                      15.

         8. POSSESSION AND SURRENDER OF CONFIDENTIAL INFORMATION AND DOCUMENTS. Employee hereby acknowledges the Corporation's right to possession and title in and to all Confidential Information and all papers, documents, tapes, drawings, computer programs, computer software or other records prepared by Employee during his employment, or provided by the Corporation, or which otherwise come into Employee's possession by reason of his employment by the Corporation, or which Employee may have written or created while employed by the Corporation. Employee agrees not to make or permit to be made, except in pursuance of Employee's duties hereunder, any copies of such materials. Employee further agrees to deliver to the Corporation, upon request, all such materials in Employee's possession.

         9. INTELLECTUAL PROPERTY RIGHTS.

                  A. All right, title, and interest of every kind and nature, whether now known or unknown, in and to any intellectual property, including, but not limited to, any invention, patents, trademarks, service marks, copyrights, films, scripts, ideas, creations, computer software and properties invented, created, written, developed, furnished, produced, or disclosed by employee, in the course of rendering services to Employer under and pursuant to this agreement shall, as between Employer and Employee, be and remain the sole and exclusive property of Employer for any and all purposes and uses, and Employee shall have no right, title, or interest of any kind or nature in or to such property, or in or to any results and/or proceeds from such property.

                  B. The provisions of this Agreement requiring the assignment of inventions to Employer do not apply to any invention which qualifies under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit
A).

         10. NON-COMPETITION.

                  A. For a period of one (1) year following the date of the termination of this Agreement, Employee agrees that he shall not at any time, directly or indirectly, within any county, city or part thereof and other areas in the United States of America (collectively, the "Locations"), so long as the Corporation continues to be engaged in the same or similar business or activity (the "Business") in such Location.

                           I. own, manage, operate, control, or be connected in
any manner with the ownership, management, operation or control of any person or entity that engages in the same type of business as the Business or engages in a business competitive with the Business (a "Competitive Business"), which includes but is not limited to, acting as a director, officer, agent, employee, consultant, partner or stockholder of a Competitive Business;

                           II. engage in any activity which is the same as or in
competition with the Business;

                           III. interfere with, disrupt or attempt to disrupt
the business relationship, contractual, employment or otherwise, between the Corporation and any customer


                                      16.

or prospective customer, supplier, lessee or employee of the Corporation, including without limitation the customers and suppliers of the Business prior to the date hereof;

                           IV. solicit employment for or of employees of the
Corporation or induce any employee to leave the employ of the Corporation;

                           V. lend or allow his name or reputation to be used by
or in connection with any Competitive Business; or

                           VI. otherwise allow his skill, knowledge or
experience to be used in or by any Competitive Business.

                  B. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall limit the right of Employee as an investor to hold or make investments not in excess of 5% of the outstanding securities of any corporation.

                  C. The parties hereto intend that the covenants set forth in Sections 10(a) shall be construed as a series of separate covenants, each consisting of the covenants set forth in Section 10(a) for each of the Locations. Except for such Locations, all such separate covenants shall be deemed identical.

                  D. In the event that this Agreement is terminated pursuant to
Section 5 hereof, other than the termination by Employee pursuant to Section 5(d) or by the Corporation pursuant to Section 5(e), the provisions of Sections 10 shall survive such termination. Section 10(a) shall terminate and be of no force or effect in the event the Corporation breaches this Agreement and fails to cure such breach within thirty (30) days of receipt of written notice thereof.

         11. REMEDIES. The Corporation and Employee agree that the services of Employee are of a personal, special, unique, and extraordinary character, and cannot be replaced by the Corporation without great difficulty, and that the violation of Employee of any of his agreements under Section 9 would damage the goodwill of the Corporation and cause the Corporation irreparable harm which could not reasonably or adequately be compensated in damages in an action at law, and that the agreements of Employee under Section 9 may be enforced by the Corporation in equity by an injunction or restraining order in addition to being enforced by the Corporation at law.

         12. NOTICE. All notices under this Employment Agreement shall be in writing. Notice intended for the Corporation shall be sent by registered or certified mail, postage prepaid, return receipt requested, to the address of the Corporation set forth above or such other address as the Corporation may hereafter designate in writing. Notice intended for Employee shall be delivered to Employee by hand or sent by registered or certified mail, postage prepaid, return receipt requested, to the address of Employee set forth above or such other address as Employee may hereafter designate in writing.


                                      17.

         13. ASSIGNMENT. The rights and obligations of the Corporation under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Corporation. The rights and obligations of Employee under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors, and legal representatives of Employee.

         14. ENTIRE AGREEMENT. This Employment Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Corporation and contains all of the covenants and agreements between the parties with respect to such employment. Each party to this Employment Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or any one acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Employment Agreement shall be valid and binding. Any modification of this Employment Agreement will be effective only if it is in writing singed by both parties to this Employment Agreement.

         15. SEVERABILITY. If any provision in this Employment Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

         16. ATTORNEYS' FEES. In the event that any action is filed in relation to this Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all the sums that either party may be called on to pay, a reasonable sum for the successful party's attorney's fees.

         17. GOVERNING LAW. This Employment Agreement shall be governed by, and construed in accordance with, the laws of the State of California.


                                      18.

         IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day, month and year first above written.

                              EDNET, INC.

                              By/s/Tom Kobayashi
                                 ------------------------------------------
                                    Tom Kobayashi, Chairman and CEO

                              INTERNET WORLDWIDE BUSINESS SOLUTIONS

                              By/s/Trevor Stout
                                 ------------------------------------------
                                    Trevor Stout, President and Chief
                                    Technical Officer

                              EMPLOYEE

                              /s/Randall Schmitz
                              ---------------------------------------------
                              Randall Schmitz


                                      19.

                                    EXHIBIT G

                       SCHEDULE OF EMPLOYEE STOCK OPTIONS

                                                                          NUMBER OF
         EMPLOYEE                                                         OPTION SHARES
         William Atchison                                                 30,000
         One or more future hires in programming resources                30,000
                                                                          ------
         Total:                                                           60,000


                                      20.

                                    EXHIBIT H

                       CONTINUITY OF INTEREST CERTIFICATE


                                      21.

                                   EDNET, INC.

                       CONTINUITY OF INTEREST CERTIFICATE

                                 June 24, 1996

         THE UNDERSIGNED, in accordance with Section 6.2(e) of the Agreement and Plan of Reorganization (the "Agreement") dated as of June 24, 1996, by and among EDNET, INC. ("EDNET"), its wholly-owned subsidiary, EDN SUB, INC. ("Merger Sub") and INTERNET WORLDWIDE BUSINESS SOLUTIONS ("IBS") hereby certifies and represents that the following facts are now true and will continue to be true as of the Closings(1):

         1. The fair market value of the EDNET stock and other consideration received by each IBS stockholder will be approximately equal to the fair market value of the IBS stock surrendered in the exchange.

         2. Merger Sub will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by IBS immediately prior to the transaction. For purposes of this representation, amounts paid by IBS to dissenters, amounts paid by IBS to stockholders who receive cash or other property, IBS assets used to pay its reorganization expenses, and all redemptions and distributions (except for regular, normal dividends) made by IBS during the period beginning with the commencement of negotiations (formal or informal) between representatives IBS and EDNET and ending on the Closing Date (the "Pre-Merger Period"), will be included as assets of IBS held immediately prior to the transaction.

         3. Prior to the transaction, EDNET will be in control of Merger Sub within the meaning of Section 368(c) of the Code.

         4. Following the transaction, Merger Sub will not issue additional shares of its stock that would result in EDNET losing control of Merger Sub within the meaning of Section 368(c) of the Code.

         5. EDNET has no plan or intention to reacquire any of its stock issued in the transaction.

         6. EDNET has no plan or intention to liquidate Merger Sub; to merge Merger Sub with and into another corporation; to sell or otherwise dispose of the stock of Merger Sub; or to cause Merger Sub to sell or otherwise dispose of any of the assets of IBS acquired in the transaction, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code.

--------
(1) Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.


                                      22.

         7. Following the transaction, Merger Sub will continue the historic business of IBS or use a significant portion of IBS's business assets in a business.

         8. There is no intercorporate indebtedness existing between EDNET and IBS or between Merger Sub and IBS that was issued, acquired, or will be settled at a discount.

         9. Neither EDNET nor Merger Sub is an investment company as defined in
Section 368(a)(2)(F)(iii) and (iv) of the Code.

         10. No stock of Merger Sub will be issued in the transaction.

         11. Following the transactions contemplated by the Agreement, EDNET and Merger Sub will file their tax returns and reports in a manner consistent with the treatment of the transactions contemplated by the Agreement as a tax-free reorganization under Section 368(a) of the Code.

EDNET, INC.                        EDN SUB, INC.

By:      /s/Tom Kobayashi                  By:/s/Tom Kobayashi
   --------------------------------           ------------------------
         Tom Kobayashi                     Tom Kobayashi
         Chairman and CEO                  Chairman and CEO


                                      23.

                                   EXHIBIT I-1

                          OWNERSHIP CERTIFICATE (STOUT)


                                      24.

                              OWNERSHIP CERTIFICATE

         The undersigned, Trevor Stout, immediately prior to the closing of the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc., and Internet Worldwide Business Solutions (the Agreement and Plan of Reorganization) hereby certifies that:

         1. He owns, of record and beneficially, 25,000 shares of Common Stock of Internet Worldwide Business Solutions (the "Company") free and clear of all liens, encumbrances, pledges, claims, options, changes and assessments of any nature whatsoever, with full right and lawful authority to transfer such shares pursuant to the terms of the Agreement and Plan of Reorganization. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of such shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written with respect to such shares.

         2. The only other outstanding securities of the Company are 25,000 shares of Common Stock held by Randall Schmitz.

         3. He is acquiring the Merger Consideration (as defined in the Agreement and Plan of Reorganization) for his own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and he has no present intention of selling, granting participation in or otherwise distributing the same. Seller understands the specific risks related to the Merger Consideration, especially as it relates to the financial performance of EDnet, Inc.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Ownership as of June 24, 1996.

                                   /s/Trevor Stout
                                   -----------------------------------
                                   Trevor Stout


                                      25.

                                   EXHIBIT I-2

                         OWNERSHIP CERTIFICATE (SCHMITZ)


                                      26.

                              OWNERSHIP CERTIFICATE

         The undersigned, Randall Schmitz, immediately prior to the closing of the Agreement and Plan of Reorganization by and among EDnet, Inc., EDN Sub, Inc., and Internet Worldwide Business Solutions (the Agreement and Plan of Reorganization) hereby certifies that:

         1. He owns, of record and beneficially, 25,000 shares of Common Stock of Internet Worldwide Business Solutions (the "Company") free and clear of all liens, encumbrances, pledges, claims, options, changes and assessments of any nature whatsoever, with full right and lawful authority to transfer such shares pursuant to the terms of the Agreement and Plan of Reorganization. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of such shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written with respect to such shares.

         2. The only other outstanding securities of the Company are 25,000 shares of Common Stock held by Randall Schmitz.

         3. He is acquiring the Merger Consideration (as defined in the Agreement and Plan of Reorganization) for his own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and he has no present intention of selling, granting participation in or otherwise distributing the same. Seller understands the specific risks related to the Merger Consideration, especially as it relates to the financial performance of EDnet, Inc.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Ownership as of June 24, 1996.

                                   /s/Randall Schmit
                                   -----------------------------------
                                   Randall Schmitz


                                      27.